UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
March 31, 2008
Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747
(Address of principal executive offices)
(631) 962-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
SIGNATURE

ITEM 8.01.	Other Events.
     OSI Pharmaceuticals, Inc. (the “Company”) is updating its schedule of compensatory arrangements for certain executive officers to include Robert L. Simon, Executive Vice President, Pharmaceutical Development and Manufacturing, as a named executive officer for fiscal year 2007. Mr. Simon will be a named executive officer in the Company’s 2008 Proxy Statement.

Name and Position	2008 Base Salary	2007 Bonus
Colin Goddard, Ph.D. Chief Executive Officer	$640,000	$900,000

Michael G. Atieh Executive Vice President, Chief Financial Officer and Treasurer	$435,000	$260,151

Gabriel Leung Executive Vice President and President, (OSI) Oncology	$438,300	$235,000

Anker Lundemose, M.D., Ph.D., D.Sc. Executive Vice President and President, (OSI) Prosidion	£224,400	£121,000

Robert L. Simon Executive Vice President, Pharmaceutical Development and Manufacturing	$393,300	$221,500

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2008	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Senior Vice President, General Counsel and Secretary

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